Ameritas Life Insurance Corp.

("Ameritas Life")

Carillon Life Account

Supplement to:

Excel Performance VUL (NY)

Prospectus Dated May 1, 2010

Supplement Dated December 22, 2020

On November 17, 2020, Ameritas Life erroneously filed a supplement to the Excel Performance VUL (NY) prospectus. We are filing this supplement to withdraw the above-mentioned filing. This Policy is closed to new sales.

IN 2489 12-20